Exhibit 99.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB filed by Weststar Financial Services Corporation (the "Issuer") for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.


                                   Weststar Financial Services Corporation


Date:   November 8, 2002           By:  /s/ Randall C. Hall
                                        ----------------------------------------
                                        Randall C. Hall
                                        President and Chief Executive Officer
                                        Executive Vice President and
                                        Chief Financial and
                                        Principal Accounting Officer


Date:   November 8, 2002           By:  /s/ G. Gordon Greenwood
                                        ----------------------------------------
                                        G. Gordon Greenwood
P                                       resident and Chief Executive Officer
                                        President & Chief Executive Officer